The
                                  Southeastern
                                     Thrift
                                    and Bank
                                   Fnd, Inc.

                               SEMIANNUAL REPORT

                                 June 30, 1998

                                    DIRECTORS
                               Franklin C. Golden
                               Robert G. Freedman
                              Fred G. Steingraber
                                Donald R. Tomlin
                                H. Hall Ware III

                                    OFFICERS
                               Franklin C. Golden
                                   President
                                James B. Little
                                   Treasurer
                                James K. Schmidt
                                 Vice President
                                Reinaldo Pascual
                                   Secretary

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                           CUSTODIAN, TRANSFER AGENT,
                         DISTRIBUTION DISBURSING AGENT
                                 AND REGISTRAR
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                           Kilpatrick & Stockton LLP
                             1100 Peachtree Street
                          Atlanta, Georgia 30349-4530

                           Listed NASDAQ Symbol: STBF
                         John Hancock Closed-End Funds:
                                 1-800-843-0090


DEAR FELLOW SHAREHOLDERS:

Over the last six months, the stock market again reached new high ground and produced double-digit gains. But the euphoria of the first quarter changed to heightened anxiety in the second quarter. Concerns grew that the U.S. economy would slow down if Asia's deepening financial troubles took their toll on corporate profits.

For the first time in several reporting periods, bank and thrift stocks have lagged the overall market and The Southeastern Thrift and Bank Fund, Inc. advanced only slightly, returning 1.72% at net asset value. As portfolio manager Jim Schmidt discusses on the following pages, bank and thrift earnings growth remained solid. However, stock prices of many of the small and mid-sized regional banks that the Fund emphasizes paused after running up sharply last year. With all eyes on the "mega-mergers" that occurred during the period, consolidation activity also lagged among the smaller regional names.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Franklin C. Golden, President of the Southeastern Thrift and Bank Fund, Inc. flush right, next to second paragraph.]
--------------------------------------------------------------------------------

In fact, this period serves as a helpful reminder that stocks do indeed move both up and down, and that history and reason tell us we can't always expect to see annual returns of 65%, as the Fund did in 1997.

This brief bump in the road has not caused us to change our positive attitude about the prospects for bank and thrift stocks, however. The economy, even if it slows somewhat, still remains healthy enough to sustain earnings growth, with few signs of inflation. Consolidation should also remain a dominant factor. With a seasoned management team in place, we expect to take advantage of these opportunities over the long term.

 Very truly yours,

 /s/Franklin C. Golden
 Franklin C. Golden, President of The Southeastern Thrift and Bank Fund, Inc.

         By James K. Schmidt, CFA, Portfolio Management Team Leader and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                  The Southeastern Thrift and Bank Fund, Inc.

           Small and mid-sized regional bank stocks take a breather;
           ---------------------------------------------------------
                             earnings still strong
                             ---------------------

The stock market posted strong gains in the first six months of 1998, but strong headwinds emerged in the second quarter. In the first quarter, the market staged a relief rally after the U.S. economy remained strong despite Asian financial woes that hit the market late last year. Once it became clear that Asia's problems weren't easily solved, and that the U.S. economy and corporate profits might eventually slow, stocks mostly moved sideways in the second half. Large-company stocks were again the biggest winners, as investors both foreign and domestic sought their safe-haven status. Mirroring the broader market, the small and mid-sized regional banks and thrifts lagged their larger counterparts, especially given that some blockbuster "mega mergers" took industry focus temporarily off merger potential among smaller regionals.

Given our emphasis on these smaller regional and community banks, The Southeastern Bank and Thrift Fund, Inc. had very modest results during the period. Our performance was also muted by the fact that some of our favorite mid-cap regional bank stocks, such as Fund holdings Union Planters, First Tennessee National and Regions Financial, came back down to earth this year after surging to overvalued levels last year on merger speculation. For the six months ended June 30, 1998, the Fund posted a total return of 1.72% at net asset value. That was well behind the average open-end financial services fund's return of 12.19%, according to Lipper Analytical Services, Inc.

"...small and mid-sized regional banks and thrifts lagged their larger counterparts..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/4" photo of fund management team. Caption reads: Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet.
--------------------------------------------------------------------------------

                     The Southeastern Thrift and Bank Fund, Inc.

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six months ended June 30, 1998" The chart is scaled in increments of 3% with the 15% at the top and 0% at the bottom. The first represents the 1.72% total return for The Southeastern Thrift and Bank Fund, Inc. The second represents the 12.19% total return for Average open-end financial services fund. A Footnote below reads "The total return for The Southeastern Thrift & Bank Fund, Inc. is at net asset value with all distributions reinvested. The average age open-end financial services fund is tracked by Lipper Analytical services, Inc."]
--------------------------------------------------------------------------------

Earnings on track Despite the stock price lags this period, bank and thrift earnings remain strong. Following an enormously fruitful 1997, earnings in 1998 have generally equaled or surpassed expectations. The continued economic conditions that are so ideal for bank stocks - moderate, sustainable growth, low inflation and stable-to-falling interest rates - enabled our companies to report 12% year-over-year earnings growth in the first quarter of 1998. We anticipate year-over-year earnings growth of 10% for the second quarter. Across the gamut of banks and thrifts, loan quality is very good. Margins, while under pressure, are wide by historic standards, expense controls have been excellent and stock repurchases continue to counter capital build-up.

"...earnings in 1998 have generally equaled or surpassed expectations."

["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing represents Eagle Bancshares followed by an up arrow and the phrase "George bank may be in play once again". The second listing represents First Virginia Bank followed by a left and right arrow with the phrase "Sluggish earnings growth". The third listing represents Colonial BancGroup followed by a down arrow with the phrase "Market suspicious of expansion outside Southeast" Footnote at the bottom states See "Schedule of Investments." Investment holdings are subject to change.]

Consolidation results in mega-banks Bank consolidations continued to dominate industry news. Already this year, merger activity has well overshadowed last year's frenzied pace, although the action has been mostly above the Fund's size targets. April 13th became the most dramatic date in the annals of bank consolidation as two mega-deals were announced. The proposed merger of NationsBank and Bank America would create by far the largest bank in the United States. The "other" merger of April 13, which would have dominated banking news on any other day, was between Banc One and First Chicago. This deal will create a banking company with approximately $240 billion in assets that will rank as the nation's sixth largest.

These deals, coupled with the merger of Citicorp and Travelers into Citigroup that was announced a week earlier, substantially increase the pressure for industry consolidation. The U.S. banking system is on a path to more closely resemble those of other developed economies, where a handful of institutions control most of the assets. Importantly, the April mega-mergers resulted in no earnings dilution to any of the banks involved and had neutral or positive impacts on their stocks. Thus, we think the market will not discourage similar transactions.

At the same time, there will also continue to be several thousand community banks, many of which will continue to thrive and find their opportunities are actually enhanced by the large bank mergers. Thus, these developments bode well for some of the smaller-capitalization holdings in the Fund.

After strong merger activity last year, the Fund's merger count stands only at one through June. Nevertheless, we expect numerous additional transactions in the coming months.

                     The Southeastern Thrift and Bank Fund, Inc.

--------------------------------------------------------------------------------
Chart at the top right column title reads "Top Five Common Stock Holdings" they are numbered one through five. The first one represents the SouthTrust Corp 4.40%. The second represents BB&T Corp. 4.3%. The third represents Regions Financial Corp. 4.2%. The fourth represents CCB Financial Corp 4.0%. The fifth represents First Anerican Corp. 3.1%. A footnote at the bottom states "As a percentage of net assets on June 30, 1998".
--------------------------------------------------------------------------------

We have observed often in the past that "mergers beget mergers" and a few landmark deals give other managements the incentive to negotiate like transactions. The timing of such mergers is likely to be affected by the need to revamp computer systems to be capable of properly recognizing and processing dates when the new century arrives on January 1, 2000 (the "Y2K" issue). For the next six months, activity could increase as institutions scrambling to meet their Y2K deadlines will be induced to strike deals now and avoid the problem totally. Subsequently, in early 1999, we could witness a brief hiatus in mergers because systems would have to be combined perilously close to the magic date.

Fund activity and outlook The Fund's focus remains on the Southeast, although we have also built positions in other regions. During the period, we added to some of our small positions in regional brokerage and non-bank finance companies because they are attractive candidates for cross-sector financial consolidation.

Over time, the Fund has built up sizable positions in several superregional banks that were inherited through mergers. As market conditions and relative valuations dictate, the Fund will continue to reduce these positions to maintain our focus on the regional banks. In this period, we took advantage of their rising stock prices to reduce our holdings in NationsBank, First Union and BB&T Corp. In addition, we also have been reducing the Fund's holdings in savings and loans, many of which had converted to public ownership and are now buying back stock at attractive levels. We reinvested the proceeds into some of the lagging regional and community banks mentioned above whose stock valuations were attractive compared to their larger counterparts.

"Bank consolidations continued to dominate industry news."

Outlook There are several factors contributing to our continued positive long-term outlook for bank stocks, despite the potential for short-term interruptions along the way. We expect the wave of consolidations sweeping the industry to continue, which will drive bank profitability. As we mentioned earlier, we could, however, see a temporary slowdown in merger activity as we approach the year 2000 and its attendant technical issues. Furthermore, with the U.S. economy solid, interest rates low and inflation invisible, the environment remains right for bank and thrift stocks. In the near term, we could see banks' earnings growth rates plateau if the U.S. economy slows and corporate profits shrink due to fallout from Asian economic problems. We'll also be watching for signs of increasing problem loans, which are currently at very low levels. Nonetheless, given the ongoing macro-economic and consolidation trends, we remain encouraged about bank and thrift stock prospects.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

                              FINANCIAL STATEMENTS

                     The Southeastern Thrift and Bank Fund, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
Investments at value - Notes A & C:
Common stocks (cost - $37,196,820) ..............                  $107,605,579
Short-term investments (cost - $26,434)..........                        26,434
Joint repurchase agreement (cost - $4,343,000)...                     4,343,000
                                                                   -------------
                                                                    111,975,013
                                                                   -------------
Receivable for investments sold .................                       766,292
Interest receivable .............................                         1,685
Dividends receivable ............................                       227,788
Other assets ....................................                       400,000
                                                                   -------------
                   Total Assets .................                   113,370,778
                   -------------------------------------------------------------
Liabilities:
Due to custodian.................................                         4,807
Payable for investments purchased ...............                        54,015
Payable to John Hancock Advisers, Inc.
and affiliates- Note B  .........................                        69,135
Accounts payable and accrued expenses ...........                        69,848
                                                                   -------------
                   Total Liabilities ............                       197,805
                   -------------------------------------------------------------
Net Assets:
Capital paid-in .................................                    37,213,160
Accumulated net realized
gain on investments .............................                     4,932,768
Net unrealized appreciation
of investments ..................................                    70,408,759
Undistributed net
investment income ...............................                       618,286
                                                                   -------------
                   Net Assets ...................                  $113,172,973
                   =============================================================

Net Asset Value Per Share:
(Based on 3,986,504 shares outstanding -
50 million shares authorized with $0.001
per share par value) ............................                        $28.39
================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
Dividends
(including $10,080 received from
affiliated issuers)..............................                    $1,022,695
Interest ........................................                       101,937
                                                                   -------------
                                                                      1,124,632
                                                                   -------------
Expenses:
Investment advisory fee - Note B ................                       365,642
Administration fee - Note B .....................                        84,379
Directors' fee ..................................                        25,494
Custodian fee ...................................                        24,739
Auditing fee ....................................                        16,812
Legal fees ......................................                        13,910
Miscellaneous ...................................                        10,557
Printing ........................................                         7,887
Transfer agent fee ..............................                         5,221
                                                                   -------------
                   Total Expenses ...............                       554,641
                   -------------------------------------------------------------
                   Net Investment Income ........                       569,991
                   -------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold ...........                     4,932,768
Change in net unrealized appreciation/depreciation
of investments ..................................                    (3,595,429)
                                                                   -------------
                   Net Realized and Unrealized
                   Gain on Investments ..........                     1,337,339
                   -------------------------------------------------------------
                   Net Increase in Net Assets
                   Resulting from Operations.....                    $1,907,330


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                     The Southeastern Thrift and Bank Fund, Inc.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                                  SIX MONTHS ENDED
                                                                    YEAR ENDED      JUNE 30, 1998
                                                                 DECEMBER 31, 1997   (UNAUDITED)
                                                                 -----------------   -----------
Increase in Net Assets:
From Operations:
Net investment income ...........................                     $1,258,743       $569,991
Net realized gain on investments sold ...........                      4,881,075      4,932,768
Change in net unrealized appreciation/
depreciation of investments .....................                     36,446,630     (3,595,429)
                                                                    ------------   ------------
  Net Increase in Net Assets
  Resulting from Operations .....................                     42,586,448      1,907,330
                                                                    ------------   ------------
Distributions to Shareholders:
Dividends from net investment income
($0.3100 and none per share, respectively).......                     (1,235,340)            -
Distributions from capital gains ($0.0275
and none per share, respectively) ...............                       (109,280)            -
                                                                    ------------   ------------
  Total Distributions to Shareholders ...........                     (1,344,620)            -
                                                                    ------------   ------------
From Fund Share Transactions - Net:* ............                         43,502             -
                                                                    ------------   ------------
Net Assets:
Beginning of period .............................                     69,980,313    111,265,643
                                                                    ------------   ------------
End of period (including undistributed
net investment income of $48,295 and
$618,286, respectively) .........................                   $111,265,643   $113,172,973
                                                                    ============   ============

* Analysis of Common Share Activity:


                                                                                    SIX MONTHS ENDED
                                                                YEAR ENDED            JUNE 30, 1998
                                                            DECEMBER 31, 1997         (UNAUDITED)
                                                            -----------------     --------------------
                                                            SHARES      AMOUNT    SHARES        AMOUNT
                                                            ------      ------    ------        ------
Shares outstanding, beginning of period .........         3,984,966  $32,397,86   3,986,504 $37,213,160
Shares issued to shareholders in
reinvestment of distributions ...................             1,538      43,502          -           -
Reclassification of accumulated
net realized gain on investments - Note D........                -           86          -           -
Reclassification of net long-term
capital gains (net of federal income
taxes of $2,569,382 and none,
respectively) - Note A ..........................                -    4,771,709          -           -
                                                          --------- -----------   --------- -----------
Shares outstanding, end of period .............           3,986,504 $37,213,160   3,986,504 $37,213,160
                                                          ========= ===========   ========= ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

                       SEE NOTES TO FINANCIAL STATEMENTS.


Financial  Highlights  Selected data for each share of common stock outstanding  throughout each period  indicated,  investment  returns,  key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                       YEAR ENDED JUNE 30,    PERIOD ENDED      YEAR ENDED DECEMBER 31,    SIX MONTHS ENDED
                                     ----------------------   DECEMBER 31,  ------------------------------ JUNE 30, 1998
                                       1993(1)    1994(1)      1994(1,2)     1995(1)      1996       1997   (UNAUDITED)
                                       -------    -------      ---------    --------      ----       ----    -----------
Per Share Operating Performance
Net Asset Value, Beginning of
Period...............................  $6.430     $9.040       $10.830      $9.930      $14.380    $17.560     $27.910
                                      -------   --------       -------     -------      -------   --------    --------
Net Investment Income ...............   0.055      0.105         0.075       0.219        0.280      0.316       0.143
Net Realized and Unrealized
Gain (Loss) on Investments ..........   2.555      2.232(3)     (0.670)(3)   4.513(3)     3.295(3)  10.372(3)    0.337
                                      -------   --------       -------     -------      -------   --------    --------
Total from Investment
Operations ..........................   2.610      2.337        (0.595)      4.732        3.575     10.688       0.480
                                      -------   --------       -------     -------      -------   --------    --------
Less Distributions:
Dividends from Net Investment
Income ..............................      -      (0.103)       (0.130)     (0.219)      (0.274)    (0.310)         -
Distributions from Net
Realized Gain on
    Investments Sold ................      -      (0.444)       (0.175)     (0.063)      (0.121)    (0.028)         -
                                      -------   --------       -------     -------      -------   --------    --------
    Total Distributions .............      -      (0.547)       (0.305)     (0.282)      (0.395)    (0.338)         -
                                      -------   --------       -------     -------      -------   --------    --------
Net Asset Value, End of Period.......  $9.040    $10.830        $9.930     $14.380      $17.560    $27.910     $28.390
                                      =======   ========       =======     =======      =======   ========    ========
Per Share Market Value, End
of Period ...........................  $7.875    $10.6          $9.625     $13.750      $16.375    $30.250     $26.500
Total Investment Return
at Market Value .....................  43.18%     42.98%        (6.53%)     45.66%       21.96%     91.59%     (12.40%)(5)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)....................... $36,024    $43,145       $39,548     $57,297      $69,980   $111,266    $113,173
Ratio of Expenses to Average
Net Assets ..........................   1.69%      1.46%         1.46%(4)    1.31%        1.13%      1.06%       0.99%(4)
Ratio of Net Investment
Income to Average Net Assets ........   0.71%      1.01%         1.35%(4)    1.73%        1.79%      1.45%       1.02%(4)
Portfolio Turnover Rate..............     42%        23%            7%         14%          13%        16%          5%

(1) All per share amounts and net asset values have been restated to reflect the 2-for-1 stock split effective November 30, 1995.
(2) Effective October 24, 1994, the fiscal period end changed from June 30 to December 31.
(3)  Net of federal income taxes of $0.26 for June 30, 1994, $0.215 for December
     31, 1994, $0.35 for December 31, 1995, $0.48 for December 31, 1996 and
     $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.
(4)  Annualized.
(5)  Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

                  The Southeastern Thrift and Bank Fund, Inc.

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on June 30, 1998. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund.

                                                                      MARKET
ISSUER DESCRIPTION                           NUMBER OF SHARES         VALUE
------------------                           ----------------         -----
COMMON STOCKS
Banks, Savings and Loans - Southeastern (by state)
Alabama (15.94%)
Colonial BancGroup, Inc. ..............              94,056          $3,033,306
Compass Bancshares, Inc. ..............              41,750           1,883,969
First Southern Bancshares .............              51,917             889,079
Peoples Banctrust Co., Inc. ...........              44,000           1,342,000
Regions Financial Corp. ...............             115,272           4,733,356
Security Federal Bancorp., Inc. .......              33,600             714,000
Southern Banc Co., Inc. ...............              32,900             514,063
SouthTrust Corp. ......................             113,395           4,932,682
                                                                 ---------------
                                                                     18,042,455
                                                                 ---------------
Florida (4.64%)
American Bancshares, Inc.* ............              43,500             500,250
BankUnited Financial Corp.
(Class A)* ............................              20,000             330,000
Commercial Bankshares, Inc. ...........              24,675             598,369
Community Savings Bankshares,
Inc. ..................................              26,666             879,978
First Palm Beach Bancorp. .............              15,000             652,500
Pointe Financial Corp.* ...............              30,000             453,750
Republic Security Financial
Corp. .................................              15,500             177,281
Seacoast Banking Corp.
(Class A) .............................              43,000           1,655,500
                                                                 ---------------
                                                                      5,247,628
                                                                 ---------------
Georgia (8.33%)
ABC Bancorp. ..........................              17,500             284,375
CCF Holding Co. .......................              33,770             738,719
Century South Banks, Inc. .............              10,000             380,000
Eagle Bancshares, Inc. ................              56,500           1,356,000
First Liberty Financial Corp. ........              102,975           2,522,887
Flag Financial Corp. ..................             101,250           1,683,281
Premier Bancshares, Inc. ..............              92,900           2,461,850
                                                                 ---------------
                                                                      9,427,112
                                                                 ---------------
Louisiana (2.97%)
ISB Financial Corp. ...................              25,000            $662,500
Teche Holding Co.   ...................              25,000             490,625
Whitney Holding Corp. .................              43,500           2,207,625
                                                                 ---------------
                                                                     3,360,750
                                                                 ---------------
Mississippi (4.11%)
BancorpSouth, Inc. ....................              63,400           1,331,400
Hancock Holding Co. ...................              19,665           1,042,245
People Holding Co. (The) ..............              23,400             848,250
Trustmark Corp. .......................              65,000           1,425,937
                                                                 ---------------
                                                                      4,647,832
                                                                 ---------------
North Carolina (22.39%)
BB&T Corp. ............................              71,460           4,832,482
CCB Financial Corp. ...................              42,207           4,484,494
Centura Banks, Inc. ...................              50,337           3,146,062
First Citizens BancShares,
Inc. (Class A) ........................              17,556           1,756,697
First Savings Bancorp., Inc. ..........               9,910             242,795
First Union Corp. .....................              50,822           2,960,381
FNB Financial Services Corp. ..........              16,000             395,000
Green Street Financial Corp. ..........               9,690             142,928
Haywood Bancshares, Inc. ..............              53,400           1,188,150
LSB Bancshares, Inc. ..................              41,502             809,289
Mutual Community Savings Bank* ........              17,070             260,318
NationsBank Corp. .....................              43,874           3,356,361
Piedmont Bancorp., Inc. ...............              20,000             198,750
Rowan Bankcorp, Inc.* .................              15,000             397,500
South Street Financial Corp. ..........              40,000             397,500
Stone Street Bancorp., Inc. ...........              40,000             775,000
                                                                 ---------------
                                                                     25,343,707
                                                                 ---------------
South Carolina (2.79%)
Carolina First Corp. ..................              18,593             471,797
First Financial Holdings, Inc. ........             100,000           2,375,000
Heritage Bancorp., Inc.* ..............               2,172              41,268
Plantation Financial Corp. ............              20,000             270,000
                                                                 ---------------
                                                                      3,158,065
                                                                 ---------------
Tennessee (8.40%)
First American Corp. ..................              73,358           3,530,354
First Tennessee National Corp. ........              92,480           2,918,900
Union Planters Corp. ..................              52,079           3,062,896
                                                                 ---------------
                                                                      9,512,150
                                                                 ---------------
                      SEE NOTES TO FINANCIALS STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS

                  The Southeastern Thrift and Bank Fund, Inc.

                                                                      MARKET
ISSUER DESCRIPTION                           NUMBER OF SHARES         VALUE
------------------                           ----------------         -----
Virginia (6.74%)
Commonwealth Bankshares, Inc.* ........              24,269            $357,968
Community Bankshares, Inc. ............               1,500              41,250
Crestar Financial Corp. ...............              31,669           1,727,940
F & M National Corp. ..................              23,625             685,125
First Virginia Banks, Inc. ............              33,700           1,722,912
Guaranty Financial Corp. ..............              20,000             320,000
Heritage Bank* ........................              15,000              82,500
MainStreet BankGroup, Inc. ............              54,600           1,610,700
Marathon Financial Corp. ..............              10,000              90,000
Rockingham Heritage Bank* .............              20,000             275,000
Salem Bank & Trust ....................              22,495             427,405
Security Bank Corp.* ..................              11,000             143,688
Shore Financial Corp.* ................              11,250             139,219
                                                                   ------------
                                                                      7,623,707
                                                                   ------------
         TOTAL BANKS, SAVINGS AND
          LOANS - SOUTHEASTERN                      (76.31%)         86,363,406
                                                    -------        ------------
Banks and Thrifts- Other Regions (14.00%)
Banc One Corp. (OH) ...................               8,186             456,881
Bank of the Ozarks, Inc. (AR) .........              18,000             558,000
CB Bancshares, Inc. (HI)...............              11,477             449,755
Century Bancshares, Inc.* (MD).........              10,500              99,750
Cullen/Frost Bankers., Inc. (TX).......              46,000           2,495,500
Equitable Federal Savings Bank* (MD)...              34,000           1,028,500
Local Financial Corp.* (OK)............              90,000           1,164,375
Mercantile Bancorp., Inc. (MO) ........              25,617           1,290,456
Mercantile Bankshares Corp. (MD) ......              31,000           1,079,188
National City Corp. (OH)...............               9,272             658,312
North Central Bancshares, Inc. (IA)....              20,000             423,750
One Valley Bancorp., Inc. (WV).........              27,800           1,011,225
Provident Financial Group, Inc. (OH)...              27,000           1,231,875
Riggs National Corp. (DC) .............              14,000             409,063
SFC Acquisition Corp. (AR) (r) ........              50,000             500,000
Simmons First National Corp.
(Class A) (AR) ........................              30,000           1,425,000
Summit Bancshares, Inc. (TX) ..........              58,000           1,232,500
Texas Regional Bancshares, Inc.
(Class A) (TX) ........................              10,250             335,688
                                                                   ------------
         TOTAL BANKS AND
         THRIFTS - OTHER REGIONS ......             (14.00%)         15,849,818
                                                    -------        ------------
Other (4.77%)
Household International, Inc. .........              24,500           1,218,875
Interstate/Johnson Lane, Inc. .........              22,500             708,750
Raymond James Financial, Inc. .........              99,725           2,985,517
Reinsurance Group of America, Inc.* ...               1,172              60,138

Other (continued)
Sirrom Capital Corp. ..................               8,200            $213,200
Willis Lease Finance Corp.* ...........               9,000             205,875
                                                                   ------------
                                                                      5,392,355
                                                                   ------------
         TOTAL COMMON STOCKS
          (Cost $37,196,820) ..........             (95.08%)        107,605,579
                                                    -------        ------------

                                      INTEREST      PAR VALUE
                                        RATE      (000s OMITTED)
                                        ----      --------------
SHORT-TERM INVESTMENTS
Cash Equivalents
Deposits in Mutual Banks                                $26              26,434
                                                                   -------------

Joint  Repurchase   Agreement
Investment  in  a  joint  repurchase
agreement transaction  with
Toronto  Dominion  Securities USA,
Inc. - dated 06-30-98,  due 07-01-98
(Secured by U.S. Treasury Notes,
5.00% thru 7.50% due 02-15-99
thru 11-15-01)- Note A ................ 5.750%        4,343           4,343,000
                                                                   -------------
                   TOTAL SHORT-TERM INVESTMENTS      (3.86%)          4,369,434
                                                    --------       -------------
                   TOTAL INVESTMENTS                (98.94%)        111,975,013
                                                    --------       -------------
                   OTHER ASSETS AND LIABILITIES,
                   NET                                (1.06%)         1,197,960
                                                    --------       -------------
                   TOTAL NET ASSETS                 (100.00%)      $113,172,973
                                                    ========       =============

*    Non-income producing security.

(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:


                                                       MARKET
                                                     VALUE AS A        MARKET
                                                     PERCENTAGE         VALUE
                      ACQUISITION    ACQUISITION     OF FUND'S          AS OF
                          DATE           COST        NET ASSETS    JUNE 30, 1998
                      -----------    -----------     ----------    -------------
SFC Acquisition Corp.   03-30-98       $500,000        0.44%         $500,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

                         NOTES TO FINANCIAL STATEMENTS

                  The Southeastern Thrift and Bank Fund, Inc.

(UNAUDITED)
NOTE A -
The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

ACCOUNTING POLICIES
Significant  accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

Effective June 1,1998, the Fund determines the net asset value of the Common Shares each business day.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using a specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income distributions are generally distributed semiannually and capital gains distributions are generally distributed annually. Both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

The Fund has the option and has chosen to retain and pay the applicable federal income tax on $7,341,091 of its net long-term capital gains for the fiscal period ended December 31, 1997.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -
INVESTMENT ADVISORY AND ADMINISTRATION FEES
AND TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average weekly net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers or to any director who may be employed by an affiliate of the Fund. Certain officers of the Fund are officers of the Adviser.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998, aggregated $5,917,364 and $9,647,090, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1998.

The cost of investments owned at June 30, 1998 (excluding  deposits in mutual savings banks) for federal income tax purposes was $41,539,820. Gross unrealized appreciation and depreciation of investments aggregated $70,471,759 and $63,000, respectively, resulting in net unrealized appreciation of $70,408,759.

NOTE D -
SHARES REPURCHASED AND TENDER OFFERS
The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE E -
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended June 30, 1998 is set forth below.


                               ACQUISITIONS      DISPOSITIONS
                    BEGINNING  --------------------------------  ENDING
                    SHARE      SHARE             SHARE           SHARE    REALIZED DIVIDEND  ENDING
                    AMOUNT     AMOUNT   COST     AMOUNT  COST    AMOUNT   GAIN     INCOME    VALUE
                    -------------------------------------------------------------------------------
Security Federal
Bancorp., Inc.      33,600      -        $-        -     $-     33,600     $-     $10,080   $714,000

                   The Souteastern Thrift and Bank Fund, Inc.

REPURCHASE AGREEMENTS
A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN
The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not in any way relieve participating stockholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE
The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the FundOs operations or financial markets generally.

                                     NOTES

                  The Southeastern Thrift and Bank Fund, Inc.



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